EXHIBIT 10.22

                   AMENDMENT TO THE SHARE PURCHASE AGREEMENT

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EXHIBIT 10.22



                   AMENDMENT TO THE SHARE PURCHASE AGREEMENT


        1. The Parties hereby agree that Xin Net Corp. has full and unrestricted rights to appoint the entire Board of Beijing Quicknet Telecommunications Corp. Ltd. (Beijing Quicknet) for as long as Xin Net is a shareholder. Sellers hereby grant their irrevocable proxy to Xin Net to vote all of their shares for the appointment and election of directors, and the board will have the exclusive right to appoint officers and managers. A formal Proxy will be expected at closing.

        2. The Parties hereby agree that 49% will be transferred immediately to Xin Net Corp. upon closing, another 2% of Beijing Quicknet will be conveyed for US$100 (USD) when either of the following is completed to the satisfaction of Xin Net Corp.:

            A. The appropriate government ministry in China approves of the transfer of the 2% ownership in Beijing Quicknet.

            B. Another legal mechanism for transfer of the 2% ownership of Beijing Quicknet is arranged.

Date:  Feb. 20, 2004


                                        SIGNATURES


                                        /s/ Angela Du
                                        -----------------------------------



                                        /s/ Hu, Fang
                                        -----------------------------------
                                        Fang Hu



                                        /s/ Yu, Bo
                                        -----------------------------------
                                        Bo Yu